FIXED INCOME FUND
                                  ANNUAL REPORT

                                  IAI BOND FUND


                                NOVEMBER 30, 1998




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                                  IAI BOND FUND


                                  ANNUAL REPORT
                                NOVEMBER 30, 1998


   President's Letter...............................................2

   Fund Managers' Review............................................4

   Fund Portfolio...................................................6

   Notes to Fund Portfolio.........................................11

   Statement of Assets and Liabilities.............................12

   Statement of Operations.........................................13

   Statements of Changes in Net Assets.............................14

   Financial Highlights............................................15

   Notes to Financial Statements...................................16

   Independent Auditors' Report....................................20

   Federal Tax Information.........................................21

   IAI Mutual Fund Family..........................................22

   Adviser, Custodian, Legal Counsel,
   Independent Auditors,
   Directors........................................Inside Back Cover

                               PRESIDENT'S LETTER
                                  IAI BOND FUND

WHAT'S RIGHT WITH THIS MARKET

[PHOTO]
ROY C. GILLSON
PRESIDENT

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, I would argue there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 are struggling. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for weak profit growth is the great job Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity. Europe will look even stronger once the euro, the Continent's new single currency, begins to filter through the economy.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Although 1998 was extremely volatile, the year turned out quite well, with the Dow Jones Industrial Average up 18%. The Dow has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has the value of your house gone up by a factor of ten in fifteen years? Probably not. The point is markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, you should be able to step back and see the good in this market.

                               PRESIDENT'S LETTER
                                  IAI BOND FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Growth in the U.S. economy is likely to continue in the months ahead, but at a slower pace. Over the last four quarters, the real economy expanded by 3.4% while inflation, as measured over the most recent quarter, rose at an annualized rate of only 0.8%. While the economy is likely to slow, it is hard to become too negative on the outlook. There is little evidence of a recession on the horizon. A modest slowdown is more likely, with real growth dropping to about 2.5% for 1999.

Some sectors of the economy are losing forward momentum. The manufacturing sector is clearly showing signs of weakness. This sector is directly exposed to the global glut of commodity goods. With weaker demands overseas, exports are slowing while imports are rising. Corporate profits are being squeezed, which is likely to reduce capital spending plans for 1999. These indicators all point to moderately slower growth ahead.

Yet, growing evidence of economic deterioration--if this occurs--will prompt further rate reduction. Having taken the first step to ease in three years, the Fed is now sensitive to overseas conditions and the fluid economic environment. If the economy appears to be stumbling, the Fed has plenty of room to drop rates and will do so with little hesitation. Likewise, renewed turmoil in the markets will also prompt Fed action. Thus our outlook for no recession is driven by our confidence that the Fed can and will act if necessary.

Fed diligence is also a key ingredient for the markets. Subdued inflation and the prospect of further cuts in short rates--if need be--will provide support for bonds. Stock prices remain trapped in a tug-of-war between slowing earnings and favorable liquidity. The stock market will be pulled up and down until one force overcomes the other and sets the next trend.

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Roy C. Gillson


Roy C. Gillson
President

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND

IAI BOND FUND

[PHOTO]
LARRY R. HILL, CFA
IAI BOND FUND CO-MANAGER

[PHOTO]
STEPHEN C. COLEMAN, CFA
IAI BOND FUND CO-MANAGER

WHAT IS THE FUND'S OBJECTIVE?

The IAI Bond Fund's objective is to provide a high level of current income consistent with preservation of capital. This objective is pursued by investing in a diversified portfolio of high quality bonds. The Fund invests primarily in investment-grade bonds and other debt securities of similar high quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

HOW HAS THE FUND PERFORMED?

The IAI Bond Fund earned a return of 6.68% for the year ended November 30, 1998. This compares with a return for the benchmark, the Lehman Brothers Aggregate Bond Index, of 9.45%.

WERE THERE ANY SIGNIFICANT CHANGES?

During the year, there were no major changes to the investment strategy. The interest rate sensitivity of the Fund remained longer than the benchmark and sector weightings continued to emphasize mortgages and corporates.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The continuing flight-to-quality from less stable markets combined with the increased premium on liquidity caused by forced sales at some hedge funds led to a discontinuity within the bond market. Treasury yields declined significantly during both August and September. At the same time however, the yields on corporates and mortgages declined only modestly. This widening of interest rate spreads accounted for the majority of the performance shortfall for the Fund during the year because the Fund's portfolio is comprised of more mortgage-backed securities and corporate bonds, and less Treasury securities, relative to the benchmark.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Markets will remain volatile until the excess leverage employed by foreign businesses and hedge funds has been unwound. This process has been going on for foreign businesses for some time but hedge fund liquidations were just beginning at the end of September. The Federal Reserve Board (the Fed) is trying to prevent isolated cases of credit contraction from becoming a general economic contraction. They have already acted to maintain ample liquidity by reducing the Fed Funds rate by one-half percentage point.

     Corporate bonds, mortgages and asset-backed securities present tremendous long-term value at current, near record yield spreads. While these sectors are still under pressure from leveraged sellers, we are maintaining our overweight positions which have the potential to earn exceptional returns over the longer term. We remain diligent in evaluating the credit trends for corporate holdings and the prepayment uncertainties for mortgage backed securities. The Fund is well diversified for the current volatile environment, giving us the flexibility to take advantage of buying opportunities as they arise.

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                                    LEHMAN BROTHERS
              IAI BOND FUND       AGGREGATE BOND INDEX

12/01/88        10,000                   10,000
11/30/89        11,600                   11,436
11/30/90        12,173                   12,302
11/30/91        13,913                   14,075
11/30/92        15,219                   15,322
11/30/93        17,352                   16,991
11/30/94        16,495                   16,471
11/30/95        19,042                   19,377
11/30/96        20,346                   20,552
11/30/97        22,003                   22,104
11/30/98        23,474                   24,191


AVERAGE ANNUAL RETURNS+
THROUGH 11/30/98

                                             1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
IAI BOND FUND                                 6.68%        6.23%         8.91%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index          9.45%        7.32%         9.24%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


SECTORS
% OF PORTFOLIO AS OF 11/30/98

[PIE CHART]

U.S. Government Agency Mortgage-Backed  41%
Corporate                               38%
Preferred Stock                          8%
U.S. Government & Government Agency      6%
Asset-Backed                             3%
Short-Term                               3%
Foreign Denominated                      1%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/98

[BAR CHART]

Years
-----
0-3       15%
3-5       29%
5-10      37%
10-20      7%
20+       12%


NOTE TO PRESIDENT'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PRO SPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDEXES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 11/30/98

U.S.
Government................48%

Aaa........................6%

Aa........................11%

A..........................8%

Baa.......................12%

Non-Investment
Grade.....................15%

                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 36.8%
                                                                                     Principal                Market
                                            Rate               Maturity               Amount                 Value (a)
----------------------------------------------------------------------------------------------------------------------
FINANCIAL - 6.0%
Abbey National (YANKEE) (f)                 6.70%              06/29/49            $  800,000              $   765,144
Arcadia Financial                          11.50               03/15/07               425,000                  318,750
GMAC                                        5.75               11/10/03               285,000                  286,100
Merrill Lynch                               6.88               11/15/18               385,000                  395,588
MMI Capital Trust I Series B                7.63               12/15/27             1,000,000                  932,580
Nationsbank                                 6.13               07/15/04               215,000                  221,097
Toyota Motor Credit                         5.63               11/13/03               140,000                  141,204
                                                                                                           -----------
                                                                                                             3,060,463
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 28.4%
Albecca (e)                                10.75               08/15/08               150,000                  153,000
Alberta Province (YANKEE) (f)               4.88               10/29/03               375,000                  368,711
Atlas Air (e)                               9.38               11/15/06               125,000                  125,625
Bell Sports (e)                            11.00               08/15/08               100,000                  102,000
Biovail (e)                                10.88               11/15/05               100,000                  101,500
Cendant                                     7.75               12/01/03               515,000                  518,363
Chesapeake Energy                           9.13               04/15/06               325,000                  279,500
Clear Channel Communications                6.88               06/15/18               540,000                  531,187
Coca-Cola Bottling                          7.20               07/01/09               500,000                  520,800
CSC Holdings Series M (PIK BOND) (h)       11.13               04/01/08                 4,111 (j)              464,566
Day International Group                     9.50               03/15/08               300,000                  291,000
Entex Information Services (k)             12.50               08/01/06               950,000                  570,000
Grove Worldwide                             9.25               05/01/08               150,000                  150,375
Loewen Group International Series 3         7.50               04/15/01               125,000                  111,250
Loewen Group International Series 3         7.75               10/15/01               200,000                  178,000
Loewen Group International Series 4         8.25               10/15/03               500,000                  435,000
Lubrizol                                    5.88               12/01/08               175,000                  173,915
NE Restaurant (e)                          10.75               07/15/08               250,000                  256,875
Petro-Canada (YANKEE) (f)                   7.00               11/15/28               420,000                  422,100
Queen Sand Resources (e)                   12.50               07/01/08             1,050,000                  850,500
Radio Unica (STEP BOND) (e) (i)            10.36               08/01/06             1,300,000                  676,000
Raytheon                                    6.15               11/01/08               305,000                  308,779
Revlon Consumer Products                    8.63               02/01/08               300,000                  296,250

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1998

CORPORATE BONDS (CONT.)
                                                                                    Principal                 Market
                                            Rate               Maturity              Amount                  Value (a)
----------------------------------------------------------------------------------------------------------------------
Saks                                        7.25%              12/01/04            $  250,000              $   250,708
Sonic Automotive (e)                       11.00               08/01/08               675,000                  654,750
Styling Technology                         10.88               07/01/08                75,000                   70,125
Susa Partnership                            7.45               07/01/18               275,000                  254,716
Time Warner (e)                             6.10               12/30/01             1,000,000                1,010,460
Transamerica Capital III                    7.63               11/15/37             1,750,000                1,849,243
True Temper Sports (e)                     10.88               12/01/08               125,000                  126,875
Union Pacific (MEDIUM-TERM NOTE)            6.79               11/09/07               525,000                  539,831
Union Pacific Resources                     7.05               05/15/18               680,000                  644,735
Williams Companies                          6.50               08/01/06               570,000                  580,870
Windmere-Durable                           10.00               07/31/08               800,000                  750,000
                                                                                                           -----------
                                                                                                            14,617,609
----------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.4%
AT&T Capital (MEDIUM-TERM NOTE)             7.50               11/15/00               375,000                  378,615
Global Crossing (PIK BOND) (e) (h)         10.50               12/01/08                 1,250 (j)              125,000
KN Energy                                   7.25               03/01/28               350,000                  346,811
Sprint Capital                              6.88               11/15/28               385,000                  399,796
                                                                                                           -----------
                                                                                                             1,250,222
======================================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $19,439,429) ...................................................................................... $18,928,294
======================================================================================================================

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 5.8%
                                                                                     Principal                Market
                                            Rate               Maturity               Amount                 Value (a)
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 2.4%
                                           12.38%              05/15/04            $  310,000              $   421,650
                                            9.25               02/15/16               545,000                  791,525
                                                                                                           -----------
                                                                                                             1,213,175
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY STRIPS - 2.8%
U.S. Treasury STRIP (ZERO COUPON)           5.54 (g)           02/15/19             2,705,000                  898,385
                                            5.54 (g)           11/15/21             1,915,000                  549,892
                                                                                                           -----------
                                                                                                             1,448,277
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.6%
Federal Home Loan Mortgage Corporation      5.13               09/15/03               315,000                  315,934
======================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $2,850,369) ....................................................................................... $ 2,977,386
======================================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1998

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 40.6%
                                                                                     Principal                Market
                                            Rate               Maturity               Amount                 Value (a)
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 6.6%
                                            6.00%              04/01/11            $  911,913              $   915,898
                                            6.50               04/01/13               425,329                  431,574
                                            6.50               05/01/13               638,207                  647,576
                                            6.00               12/01/13               535,000 (b)              536,000
                                            6.50               12/01/28               870,000 (b)              876,525
                                                                                                           -----------
                                                                                                             3,407,573
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.1%
                                            6.11               08/01/08             1,128,221                1,150,335
                                            5.81               10/01/08               529,603                  529,127
                                            9.00               06/01/17               764,933                  811,304
                                            7.50               01/01/28               877,893                  902,027
                                            6.50               04/01/28               326,394                  328,536
                                            7.50               04/01/28               488,296                  501,568
                                            7.00               05/01/28               819,099                  835,987
                                            7.00               08/01/28             1,628,908                1,662,496
                                            6.00               10/01/28             1,099,923                1,085,481
                                            6.50               11/01/28               949,550                  955,779
                                                                                                           -----------
                                                                                                             8,762,640
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 5.6%
                                            6.50               01/01/13               345,153                  350,113
                                            6.50               03/01/13             1,237,772                1,255,559
                                            6.00               11/01/13             1,287,950                1,289,560
                                                                                                           -----------
                                                                                                             2,895,232
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.7%
                                            9.00               11/15/17               213,763                  221,656
                                            8.00               12/15/23               732,870                  764,713
                                            7.00               10/15/26             1,184,417                1,212,914
                                            7.50               12/15/27             1,313,991                1,356,696
                                            7.00               03/15/28               770,337                  788,632
                                            7.50               05/15/28               534,213                  552,077
                                            7.00               06/15/28               339,941                  348,014
                                                                                                           -----------
                                                                                                             5,474,096
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION MIDGET - 0.6%
                                            7.00               01/15/08               311,249                  319,709
======================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $20,703,166)....................................................................................... $20,859,250
======================================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1998

ASSET-BACKED SECURITIES - 3.1%
                                                                                     Principal                Market
                                            Rate               Maturity               Amount                 Value (a)
----------------------------------------------------------------------------------------------------------------------
HOME EQUITY - 3.1%
EQCC Home Equity Loan Trust 98-2 A6F        6.16%              04/15/08            $  560,000              $   561,176
Money Store Home Equity Trust 98-B AF4      6.12               06/15/21               265,000                  265,083
Residential Asset Securities 98-KS2 AI3     6.24               07/25/29               760,000                  757,173
                                                                                                           -----------
                                                                                                             1,583,432
======================================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $1,585,242) ....................................................................................... $ 1,583,432
======================================================================================================================

FOREIGN DENOMINATED BONDS - 1.2%
                                                                                     Principal                Market
                                            Rate               Maturity               Amount                 Value (a)
----------------------------------------------------------------------------------------------------------------------
CORPORATE - 1.2%
Colt Telcom Group (GERMAN DEUTSCHEMARK)     7.63%              07/31/08             1,050,000              $   619,455
======================================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $591,599) ......................................................................................... $   619,455
======================================================================================================================

NON-CONVERTIBLE PREFERRED STOCK - 7.8%
                                                                                                              Market
                                                                   Rate              Quantity                Value (a)
----------------------------------------------------------------------------------------------------------------------
FINANCIAL - 7.8%
SI Financing Trust I                                               2.38%              150,000              $ 3,993,750
======================================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCK
(COST: $3,810,937) ....................................................................................... $ 3,993,750
======================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $48,980,742) ...................................................................................... $48,961,567
======================================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                                 IAI BOND FUND

                               NOVEMBER 30, 1998

SHORT-TERM SECURITIES - 2.9%
                                                                                     Principal                Market
                                            Rate               Maturity               Amount                 Value (a)
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.2%
                                            4.05%              04/22/99            $  100,000 (c)          $    98,253
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 2.7%
Associates (FINANCIAL)                      5.15               12/09/98               865,000                  864,010
General Electric (UTILITIES)                5.12               12/14/98               535,000                  534,011
                                                                                                           -----------
                                                                                                             1,398,021
======================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $1,496,477) ....................................................................................... $ 1,496,274
======================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $50,477,219) (L) .................................................................................. $50,457,841
======================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.8%
  ........................................................................................................ $   900,846
======================================================================================================================
TOTAL NET ASSETS
  ........................................................................................................ $51,358,687
======================================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                            NOTES TO FUND PORTFOLIOS
                                  IAI BOND FUND

                                NOVEMBER 30, 1998


                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Purchased on a when-issued basis. At November 30, 1998, the total cost of securities purchased on a when-issued basis was $1,411,100.

                                       (c)
Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (d)
Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $4,182,585 (8.1% of net assets) at November 30, 1998.

                                       (f)
Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (g)
Interest rate shown represents yield-to-maturity at date of purchase.

                                       (h)
The interest rate shown for Payment-in-Kind bonds (PIK bonds) represents effective yield at November 30, 1998. PIK--Payment-in-Kind income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (i)
A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at November 30, 1998, based upon the estimated timing and amount of future interest and principal payments.

                                       (j)
Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (k)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue was deemed illiquid at November 30, 1998, based on guidelines established by the Board of Directors. The market value of this security was $570,000 (1.1% of net assets) at November 30, 1998.
                                       (l)
At November 30, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


 Cost for federal income tax purposes           $  50,509,999
                                              =================
 Gross unrealized appreciation                  $     908,666

 Gross unrealized depreciation                       (960,824)
                                              -----------------
 Net unrealized depreciation                    $     (52,158)
                                              =================

                       STATEMENT OF ASSETS AND LIABILITIES
                                  IAI BOND FUND

                                NOVEMBER 30, 1998

-------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
    (Cost: $50,477,219)                                                                          $50,457,841
Cash in bank on demand deposit                                                                     1,827,621
Receivable for Fund shares sold                                                                       50,028
Accrued interest and dividends receivable                                                            531,825
Variation margin receivable                                                                           18,750
Other                                                                                                 24,179
                                                                                                -------------
    TOTAL ASSETS                                                                                  52,910,244
                                                                                                -------------

LIABILITIES
Payable for investment securities purchased                                                          136,144
Payable for investment securities purchased on a when-issued basis                                 1,411,100
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                          4,313
                                                                                                -------------
    TOTAL LIABILITIES                                                                              1,551,557
                                                                                                -------------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                       $51,358,687
                                                                                                =============

REPRESENTED BY:
Capital stock                                                                                    $    53,883
Additional paid-in capital                                                                        51,835,289
Undistributed net investment income                                                                  241,063
Accumulated net realized losses on investments                                                      (720,828)
Unrealized appreciation or depreciation on:
    Investment securities                                                           $  (46,522)
    Other assets and liabilities denominated in foreign currency                        (4,198)
                                                                                   ------------
                                                                                                     (50,720)
                                                                                                -------------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                  $51,358,687
                                                                                                =============

        Shares of capital stock outstanding; authorized 10 billion shares
            of $0.01 par value stock                                                               5,388,261
                                                                                                -------------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                   $      9.53
                                                                                                =============

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 16

                             STATEMENT OF OPERATIONS
                                  IAI BOND FUND

                          YEAR ENDED NOVEMBER 30, 1998

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    INCOME:
        Interest                                                                                 $ 3,753,912
        Dividends                                                                                    367,375
                                                                                                 ------------
            TOTAL INCOME                                                                           4,121,287
                                                                                                 ------------
    EXPENSES:
        Management fees                                                                              651,900
        Compensation of Directors                                                                     11,925
                                                                                                 ------------
            TOTAL EXPENSES                                                                           663,825
            Less fees reimbursed by Advisers                                                         (11,925)
                                                                                                 ------------
            NET EXPENSES                                                                             651,900
                                                                                                 ------------
            NET INVESTMENT INCOME                                                                  3,469,387
                                                                                                 ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
        Net realized gains (losses) on:
            Investment securities                                                $ 1,682,706
            Futures contracts                                                       (449,521)
            Foreign currency transactions                                           (113,032)
                                                                                 ------------
                                                                                                   1,120,153
        Net change in unrealized appreciation or depreciation on:
            Investment securities                                                $  (917,845)
            Futures contracts                                                        240,021
            Other assets and liabilities denominated in foreign currency              (4,528)
                                                                                 ------------
                                                                                                    (682,352)
                                                                                                 ------------
                      NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                   437,801
                                                                                                 ------------
                      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 3,907,188
                                                                                                 ============

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 16

                       STATEMENTS OF CHANGES IN NET ASSETS
                                  IAI BOND FUND

                                                                       Year ended            Year ended
                                                                    November 30, 1998     November 30, 1997
-----------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                               $  3,469,387         $  4,237,216
   Net realized gains                                                     1,120,153            3,154,037
   Net change in unrealized appreciation or depreciation                   (682,352)          (1,905,812)
                                                                     -------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             3,907,188            5,485,441
                                                                     -------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (3,563,967)          (4,411,156)
                                                                     -------------------------------------
         TOTAL DISTRIBUTIONS                                             (3,563,967)          (4,411,156)
                                                                     -------------------------------------

CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of 2,928,073 and 2,139,386 shares              28,071,182           19,823,156
   Net asset value of 357,698 and 454,281 shares issued to
         shareholders in reinvestment of distributions                    3,415,929            4,206,938
   Cost of 5,126,967 and 4,677,133 shares redeemed                      (49,092,006)         (43,287,269)
                                                                     -------------------------------------
         DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (17,604,895)         (19,257,175)
                                                                     -------------------------------------
         TOTAL DECREASE IN NET ASSETS                                   (17,261,674)         (18,182,890)
NET ASSETS AT BEGINNING OF PERIOD                                        68,620,361           86,803,251
                                                                     -------------------------------------
NET ASSETS AT END OF PERIOD                                            $ 51,358,687         $ 68,620,361
                                                                     =====================================
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                   $    241,063         $    376,711
                                                                     =====================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 16

                              FINANCIAL HIGHLIGHTS
                                  IAI BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                      Years ended
                                                                      November 30,                      Period from     Year ended
                                                  -------------------------------------------------   April 1, 1994 to   March 31,
                                                      1998         1997         1996         1995    November 30, 1994+    1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
       Beginning of period                          $  9.49      $  9.32      $  9.34      $  8.65        $  9.32         $ 10.42
                                                  --------------------------------------------------------------------------------

OPERATIONS
       Net investment income                           0.58         0.54         0.56         0.58           0.36            0.62
       Net realized and unrealized gains (losses)      0.04         0.19         0.04         0.72          (0.55)          (0.25)
                                                  --------------------------------------------------------------------------------
            TOTAL FROM OPERATIONS                      0.62         0.73         0.60         1.30          (0.19)           0.37
                                                  --------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                          (0.58)       (0.56)       (0.62)       (0.61)         (0.35)          (0.66)
       Net realized gains                                --           --           --           --          (0.13)          (0.81)
                                                  --------------------------------------------------------------------------------
            TOTAL DISTRIBUTIONS                       (0.58)       (0.56)       (0.62)       (0.61)         (0.48)          (1.47)
                                                  --------------------------------------------------------------------------------

NET ASSET VALUE
       End of period                                $  9.53      $  9.49      $  9.32      $  9.34        $  8.65         $  9.32
                                                  ================================================================================

Total investment return*                               6.68%        8.15%        6.85%       15.46%         (2.10%)          3.16%

Net assets at end of period (000's omitted)         $51,359      $68,620      $86,803      $77,526        $80,622         $97,139

RATIOS
       Expenses to average net assets                  1.10%        1.10%        1.10%        1.09%          1.10%**         1.09%
       Net investment income to
            average net assets                         5.85%        5.74%        6.20%        6.32%          6.03%**         5.63%
       Portfolio turnover rate
            (excluding short-term securities)         280.3%       482.2%       342.4%       424.7%         226.7%          333.1%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**    ANNUALIZED
+     REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND

                                NOVEMBER 30, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary objective is to provide a high level of current income consistent with capital preservation, through investments in a diversified portfolio of primarily investment grade bonds and other debt securities of similar high quality. This report covers only Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND

                                NOVEMBER 30, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $41,068 and accumulated net realized losses have been decreased by $41,068.

For federal income tax purposes, the Fund has a capital loss carryover of approximately $725,000 at November 30, 1998, which, if not offset by subsequent capital gains, will expire in 2002. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND

                                NOVEMBER 30, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2]  COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund has available a $9,000,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended November 30, 1998, the Fund paid $2,346, in interest on the line of credit at an average rate of 8.50%. This interest is included in interest income on the Statement of Operations. There were no borrowings outstanding at November 30, 1998.

[3]  FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.10% declining to 1.00% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS
                                  IAI BOND FUND

                                NOVEMBER 30, 1998


[4]  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $155,897,179 and $170,932,930, respectively.

[5]  OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of November 30, 1998. The market value of securities deposited to cover initial margin requirements for the open positions at November 30, 1998 was $49,127. The unrealized depreciation on these contracts is included in unrealized appreciation or depreciation on investment securities.

                                             FUTURES
----------------------------------------------------------------------------------------------------
                         Number of         Expiration                        Market      Unrealized
         Type            Contracts            Month          Position        Value      Depreciation
----------------------------------------------------------------------------------------------------
 U.S. Treasury Bond         15            December 1998        Long        $1,947,656     $27,144
----------------------------------------------------------------------------------------------------

[6]  FOREIGN CURRENCY EXCHANGE CONTRACTS

At November 30, 1998, the Fund had entered into foreign currency exchange contracts. The unrealized depreciation on those contracts at November 30, 1998, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:

 Exchange                                                                                Unrealized
   Date            Currency to be Delivered            Currency to be Received          Depreciation
----------------------------------------------------------------------------------------------------
 12/30/98        944,000  German Deutschemark            554,968 U.S. Dollar                $4,313
----------------------------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                                  IAI BOND FUND



THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS I, INC.:

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year. We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Bond Fund (a portfolio within IAI Investment Funds I, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on page 15 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Bond Fund at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 8, 1999

                             FEDERAL TAX INFORMATION
                                  IAI BOND FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


                                TAX INFORMATION:
--------------------------------------------------------------------------------
  Payable Date                                               Ordinary Income (A)
--------------------------------------------------------------------------------
 DECEMBER 1997                                                  $    0.0500
 JANUARY 1998                                                        0.0500
 FEBRUARY 1998                                                       0.0650
 MARCH 1998                                                          0.0750
 APRIL 1998                                                          0.0400
 MAY 1998                                                            0.0400
 JUNE 1998                                                           0.0500
 JULY 1998                                                           0.0450
 AUGUST 1998                                                         0.0400
 SEPTEMBER 1998                                                      0.0540
 OCTOBER 1998                                                        0.0400
 NOVEMBER 1998                                                       0.0300
================================================================================
                                                                $    0.5790

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 10.39% OF ORDINARY INCOME DISTRIBUTIONS QUALIFY FOR DEDUCTION BY CORPORATIONS.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                     Secondary
IAI Fund                     Primary Objective       Objective              Portfolio Composition
 ....................................................................................................................................
IAI INTERNATIONAL FUND       Capital Appreciation    Income                 Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND     Capital Appreciation     --                    Common stocks of small- to medium-sized
                                                                            emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                  Capital Appreciation     --                    Common stocks of small- to medium-sized
APPRECIATION FUND                                                           growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND       Capital Appreciation     --                    Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND            Capital Appreciation     --                    Common stocks of Upper Midwest companies

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND              Capital Appreciation     --                    Common stocks with potential for above-average
                                                                            growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND               Capital Appreciation     --                    Common stocks which are considered to be undervalued
                                                                            small-to medium-sized companies
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND   Capital Appreciation    Income                 Common stocks with potential for long-term appreciation,
                                                                            and common stocks that are expected to produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND            Total Return            Income                 Common stocks, investment-grade bonds and
                             [CAPITAL APPRECIATION                          short-term instruments
                             + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                Income                  Capital Preservation   Investment-grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND        Stability/Liquidity     Income                 The portfolio's average dollar-weighted maturity is less
                                                                            than 90 days, investing in high quality, money market
                                                                            securities
------------------------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS

      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700